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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 3, 2003

                                 US UNWIRED INC.

             (Exact name of registrant as specified in its charter)



          Louisiana                      000-22003               72-1457316
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)




          901 Lakeshore Drive
        Lake Charles, Louisiana                                      70601
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(Address of principal executive offices)                           (Zip Code)



                                 (337) 436-9000
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              (Registrant's telephone number, including area code)


                                 Not applicable.

          (Former name or former address, if changed since last report)

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Item 5. Other Events

US Unwired Inc. is filing this Current Report on Form 8-K to file as Exhibit
99.1 its press release dated January 3, 2003 announcing the resignation of its Chief Operating Officer.

Item 7. Financial Statements and Exhibits

(c) Exhibits

The following exhibits are filed with this report:

Exhibit No.         Description
-----------         -----------
99.1                Press Release of US Unwired Inc. dated January 3, 2003.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 US UNWIRED INC.
                                 (Registrant)

Date:  January 7, 2003           By:   /s/ Jerry E. Vaughn
                                       -----------------------------------------
                                       Jerry E. Vaughn
                                       Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.      Description
-----------      -----------

99.1             Press Release of US Unwired Inc. dated January 3, 2003.